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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2001

                  TENDER LOVING CARE HEALTH CARE SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                            11-3476656
           (State or other jurisdiction of     (I.R.S. employer
           incorporation or organization)      identification number)


                         COMMISSION FILE NUMBER: 0-25777

                               1983 MARCUS AVENUE
                          LAKE SUCCESS, NEW YORK 11042
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 358-1000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                              INCLUDED INFORMATION


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

On November 28, 2001, e-MedSoft.com, doing business as Med Diversified ("Med Diversified"), completed its tender offer (the "Offer") for all of the shares of Tender Loving Care Health Care Services, Inc. (the "Company"). Based on information provided by The Bank of New York, the depositary for the Offer, as of December 13, 2001, a total of 10,383,077 shares, or approximately 87.8% of the outstanding shares, were validly tendered in the Offer and have been or will be acquired by TLC Acq. Corporation, a wholly owned subsidiary of Med Diversified, for $1.00 per share in cash.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press release, issued on November 28, 2001, by Med Diversified (incorporated by reference to Exhibit 99(a)(2)(d) to Schedule TO/A filed by Med Diversified on November 28, 2001).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Tender Loving Care Health Care Services, Inc. Registrant

                                   By:     /s/ Stephen Savitsky
                                       ------------------------------------
                                          Stephen Savitsky
                                          Chief Executive Officer

Date:    December 13, 2001



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

Exhibit 99.1 Press release, issued on November 28, 2001, by Med Diversified (incorporated by reference to Exhibit 99(a)(2)(d) to Schedule TO/A filed by Med Diversified on November 28, 2001).